Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shaun Roberts, Chief Executive Officer of KonaRed Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date:  November 4, 2014

/s/ Shaun Roberts
Shaun Roberts
President & CEO

______________________________________________________

I, John Dawe, Chief Financial Officer of KonaRed Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date:  November 4, 2014

/s/ John Dawe
John Dawe
Chief Financial Officer

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.